Exhibit 99B

Investor Update May 28, 2004

Cautionary Statement Regarding Forward-looking Statements This presentation includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, including, without limitation, the ability to implement and achieve our objectives in the long-range plan; any developments arising from additional reviews of the reserve revisions performed internally or by independent counsel to the Audit Committee; the extent and time periods involved in the restatement of our prior years' financial results; the ongoing discussions with the SEC regarding the company's plan for restatement of prior years' financial results; the potential impact of the restatement of financial results on our access to capital (including borrowings under credit arrangements); further changes in reserve estimates based upon internal and third party reserve analyses; uncertainties associated with the outcome of governmental investigations; outcome of litigation including shareholder derivative and class actions related to reserve revisions and restatements; consequences arising from the delay in filing of our periodic reports including the exercise of remedies by the company's lenders under certain financing arrangements and if such remedies were to be exercised, the company's potential inability to identify and obtain alternate sources of financing and the existence of cross-acceleration provisions in various financing agreements; the successful implementation of the settlement related to the western energy crisis; actions by the credit rating agencies; the successful close of our financing transactions; our ability to successfully exit the energy trading business; our ability to close our announced asset sales on a timely basis; changes in commodity prices for oil, natural gas, and power; inability to realize anticipated synergies and cost savings associated with restructurings and divestitures on a timely basis; general economic and weather conditions in geographic regions or markets served by El Paso Corporation and its affiliates, or where operations of the company and its affiliates are located; the uncertainties associated with governmental regulation; political and currency risks associated with international operations of the company and its affiliates; difficulty in integration of the operations of previously acquired companies, competition, and other factors described in the company's (and its affiliates') Securities and Exchange Commission filings. While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that anticipated future results will be achieved. Reference must be made to those filings for additional important factors that may affect actual results. The company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the company, whether as a result of new information, future events, or otherwise. The financial information provided herein with respect to the quarter and year ended December 31, 2003 and the quarter ended March 31, 2004 has not been audited by its independent auditor. This financial information remains subject to final review and audit by the company and its independent auditor and, therefore, is subject to change.

Our Purpose El Paso Corporation provides natural gas and related energy products in a safe, efficient, and dependable manner

Values Stewardship Integrity Safety Accountability Excellence

Long-Range Plan Update Market reaction to Long-Range Plan focused on three key areas Asset sales (price and timing) Cost savings Leadership and turnaround of E&P Significant progress on Long-Range Plan

Asset Sales Progress Report $ Millions Power Field Services Production Petroleum Pipeline & Other Asset Sales 900 1000 600 500 250 Closed or Announced 922 1353 376 647 147 Power Field Services Production Pipeline & Other Petroleum $900- $1,200 $1,000 $600- $700 $500- $600 $250- $350 $3.5 billion closed or announced $922 $1,353 $376 $647 $147 Asset sales goal Asset sales closed or announced Long-Range Plan goal: $3.3 to $3.9 billion prior to December 31, 2005

Cost Savings Completed significant staff reductions in 1st quarter 40% of officer positions 21% of director positions 9% of rest of organization* On track to achieve $150 MM of annual cost savings by 2006 *Not including field operations or field services business

Production Turnaround Hired Lisa Stewart Recruiting additional talent from outside Completing reorganization Finished review of regions Update in June

Financial Update

Update on Restatement of Prior Period Financials Process to complete restatement well advanced Additional closing procedures required due to outcome of internal review and restatement Reviewing process with PricewaterhouseCoopers and Ryder Scott Impact of delay includes: New waiver required from banks Non-compliance with reporting requirement contained in certain indentures

Likely Impact of Restatement February 17 revision announcement $1 billion pre-tax ceiling test charge in 4Q 2003 Sensitivity of $1.5 billion incremental pre-tax ceiling test charge had prices been $1.00/Mcfe below the December 31, 2003 price Higher DD&A rate of $3.04/Mcfe in 4Q 2003 and $2.68/Mcfe in 1Q 2004 Restatement to change timing and amount of ceiling test charges and DD&A rate Restatement likely results in lower DD&A rate in future periods as compared with February 17 revision announcement No impact to prior period cash flow

Changes in Cash Position $ Millions Cash flow from operating activities Net proceeds from asset sales and other Capital expenditures Repayment of debt and other Dividends paid Net change $ 563 828 (545) (1,036) (25) $ (215) 4Q 2003 $ 624 1,053 (429) (831) (23) $ 394 1Q 2004 $ 2,329 1,472 (2,660) (1,101) (203) $ (163) Full Year 2003

Capital Expenditures* $ Millions Pipeline Group Production Other nonregulated Petroleum markets Corporate Total $ 238 249 17 39 2 $ 545 4Q 2003 $ 818 1,568 93 171 10 $ 2,660 Full Year 2003 $ 149 247 6 25 2 $ 429 1Q 2004 *Cash basis presentation vs. accrual basis

Estimated Net Debt as of March 31, 2004 Total debt Cash Net debt $ 21.3 1.8 $ 19.5 $ Billions $ 21.9 1.4 $ 20.5 Mar. 31, 2004 Dec. 31, 2003 Sep. 30, 2003 $ 23.6 1.6 $ 21.9

2004 Net Debt Target Net debt as of March 31, 2004 Asset sales announced and expected to close in 2004 Non-recourse debt associated with announced sales Cheyenne Plains project financing Changes in working capital Targeted net debt at December 31, 2004 $ 19.5 (1.9) (1.0) 0.3 - $ 16.9 $ Billions

Asset Sales Put El Paso Ahead of Schedule Closed in 1Q 2004 Eagle Point refinery Aruba refinery Canadian E&P properties Mohawk River Funding IV Other Total Closed in 2Q 2004 Announced and expected to close in 2004 GTM/EPD transaction Domestic power plants Utility Contract Funding Other Total $ 246 261 352 5 29 $ 893 $ 10 $ 1,020 818 21 72 $ 1,931 $ - - - 75 - $ 75 $ - $ - 174 815 - $ 989 Net Proceeds Non-recourse Debt $ Millions

Liquidity Update Available cash* Revolver capacity Total liquidity $ Billions $ 1.5 1.2 $ 2.7 March 31, 2004 *The company defines readily available cash as cash on deposit or held in short-term investments that is easily accessible for general corporate purposes

Maturity Schedule as of March 31, 2004 $ Billions Capital market debt1 Gemstone2 Bank term loan and revolver3 Other Total Remaining 2004E $ 0.2 1.0 - 0.1 $ 1.3 2005E $ 0.4 - 0.6 0.3 $ 1.3 1Excludes $75 MM puttable debt in 2005, $975 MM of puttable debt in 2006 and assumes exchange rate on euro-denominated debt in effect on March 31, 2004 2During 2Q 2004 El Paso purchased approximately $130 MM of Gemstone Notes at an average price of 101.6% 3Reflects estimated funded debt at March 31, 2004 and does not reflect any outstanding letters of credit 2006E $ 1.2 - 0.3 0.2 $ 1.7

Pipeline Group Update

El Paso Pipeline Group Each pipeline has filed Form 10-K for 2003 and Form 10-Q for 1Q 2004: EPNG, SNG, CIG, TGP and ANR Pipelines have met or exceeded Long-Range Plan expectations in both full year 2003 and 1Q 2004 Continued progress on growth projects; Cheyenne Plains and Seafarer Continued progress with recontracting Continued progress with pipeline integrity program

0.4 1.2 1.2 0.3 -0.4 0.6 -0.5 -0.9 2.9 3.5* *Includes 2.8 LNG 0.5 0.4 0.3 0.6 0.4 0.7 0.7 ..3 0.4 0.2 0.8 0.3 1.4 0.2 N.A. LNG Imports 7.3 0.1 0.9 ..3 0.7 Blue Atlantic Pipeline $2 billion 2009 1.0 Bcf/d Seafarer Pipeline $271 MM 2008 750 MMcf/d SNG North and South System $427 MM 2002-2003-2004 699 MMcf/d FGT Phase VI Expansion $92 MM 2003 120 MMcf/d MV San Fernando Pipeline $230 MM 2003 1.0 Bcf/d EPNG Line 2000 Power Up $140 MM Spring 2004 327 MMcf/d ANR Westleg $47.8 MM 2004 218 MMcf/d CIG Medicine Bow Expansion $60 MM 2007-2009 590 MMcf/d CIG Cheyenne Plains $393 MM 2005-2006 730 MMcf/d EPNG Line 1903 $82 MM June 2005 320 MMcf/d ANR Eastleg $17.4 MM 2005 142 MMcf/d SNG Elba Island Expansion $155 MM 1Q 2006 3.5 Bcf TGP Freedom Trail Expansion $82 MM 2006 150 MMcf/d TGP Northeast ConneXion $217 MM 2007 100-200 MMcf/d 0.6 Growth Projects TGP So. TX Expansion (Rio Bravo) $33.6 MM September 2003 312 MMcf/d

Contract Portfolio Contract Expiration Portfolio 2004 2005 2006 2007 2008 2009 2010 Beyond TGP 1247 1144 519 533 513 559 352 2302 ANR 1192 778 1482 142 801 132 1300 1348 EPNG 643 563 2488 1469 0 0 11 590 CIG 206 165 223 996 163 462 229 1689 SNG 0 1180 184 512 374 14 282 808 Thousands of Dekatherms per day TGP ANR EPNG CIG SNG 12% 3,288 14% 3,830 18% 4,896 13% 3,652 1,851 1,167 2,174 6,737 Average remaining contract term: 41/2 years

Pre-2001 2001 2002 2003 2004 Cumulative 1st ILI 17872 19596 22391 24626 26782 Annual 1st Time ILI 1723 2795 2235 2156 Pipeline Integrity Program 42,641 In-line Inspection (ILI) Program Miles 42% 46% 53% 58% 63% Miles Cumulative 1st ILI Annual 1st time ILI

Production Update

Production Operations Production Gas (MMcf/d) Liquids (MBbl/d) Equivalent (MMcfe/d) Realized prices Gas ($/Mcf) Liquids ($/Bbl) Operating and Maintenance Lease operating expenses ($/Mcfe) Production taxes ($/Mcfe) General & administrative expenses ($/Mcfe) Total Operating and Maintenance 1Q 2004 818 31 1,003 $ 3.43 $ 22.89 $ 0.49 0.18 0.25 $ 0.92 4Q 2003 774 30 956 $ 4.63 $ 27.43 $ 0.49 0.11 0.43 $ 1.03 Full Year 2003 971 33 1,169 $ 4.05 $ 24.97 $ 0.42 0.14 0.37 $ 0.93

Region Summary Gulf of Mexico Texas Gulf Coast Onshore International Total 440 624 1,287 284 2,635 January 1, 2004 Reserves (Bcfe) April/May* Production (MMcfe/d) 1Q Production (MMcfe/d) 368 308 224 56 956 289 312 221 1 823 *Through May 19, 2004 and reflects the sale of Canadian operations in March 2004

Current Activity Level January: 20 rigs 1Q 2004 results from drilling are poor Spent $247 MM in 1Q 2004 Currently: 6 rigs and 7 CBM Slowed the exploration program while portfolio economics are built Continue to pursue lower risk opportunities

Production: Current Status Completed review of drilling opportunities Working on capital allocation plan Prospect risking and economic analysis Capital efficiency Predictability Targeting path to cost leadership LOE G&A Full review in June

Other Nonregulated Operations

Power: Business Update Long-Range Plan EBIT guidance of $225 MM for 2003 and 0-5% growth thereafter for international power 2003 and 1Q 2004 results ahead of expectations Continued exposure to recontracting risk in Brazil Significant progress on domestic asset sales UCF and Bastrop sales announced this year will result in 2003 and 1Q 2004 charges of approximately $150 MM (pre-tax)

Marketing: Business Update Business profitable in 4Q 2003; slight loss in 1Q 2004 MTM volatility impacts earnings; cash demands consistent with plan Continued progress in the liquidation of trade book 42% of remaining positions terminate by the end of 2004 Return of collateral Reduction in risk metrics

Remaining Forward Transactions Note: Transaction is defined as one contract within a calendar year; If a contract extends 5 years, then it is counted as 5 transactions Dec. 31, 2002 Jun. 30, 2003 Dec. 31, 2003 Apr. 30, 2004 Dec. 31, 2004E Dec. 31, 2005E Transactions 36882 25354 11507 10150 5930 3997 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 36,882 25,354 11,507 10,150 5,930 3,997 Number of Transactions As of April 30, 2004

Field Services Update

$ Millions

- GulfTerra (GTM) continues to perform above market expectations

	4Q 2003	Full Year 2003	1Q 2004
GulfTerra (GTM) net income	$11	$163	$ 56
El Paso equity earnings from GTM*	$19	$115	$ 21

- Remaining gas processing assets performing well in current commodity price environment

*Net of minority interest and excludes gains related to GTM equity issuances

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Enterprise (EPD) Transaction Update $333 MM* cash from sale of 50% interest in GTM General Partner EPD acquires 13.9 MM GTM LP units for approx. $500 MM; Also acquires 9 processing facilities and 1 treating facility for $150 MM Sell additional 40.1% GP interest for $370 MM Complete Pending Pending Steps Status *Net of cash cost to acquire 9.9% interest held by third party EP retains 13.2 MM LP units and 9.9% GP interest in new EPD, plus gas processing assets

Summary

Summary We are making meaningful progress Cultural change Asset sales Debt reduction Expense reduction Production turnaround Board of Directors Production update in June